SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 25, 2005


                          NEW GENERATION HOLDINGS, INC.

             (Exact Name of Registrant as Specified in its Charter)

              Delaware                   0-24623                13-4056896
    ----------------------------       ------------         ------------------
    (State or Other Jurisdiction       (Commission            (IRS Employer
          of Incorporation)            File Number)         Identification No.)


                                 245 Park Avenue
                            New York, New York 10167

               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 516-622-9200

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities

Pursuant to a Subscription Agreement dated August 25, 2005, the Registrant sold to Lombard Odier Darier Hentsch & Cie (a non-U.S. investor) 5,000,000 shares of its Common Stock and warrants (exercisable for a period of three years) to purchase an additional 5,000,000 shares of its Common Stock at an exercise price of $0.35 per share for an aggregate purchase price of $500,000. The sale was made in reliance on the exemption from registration for offshore transactions provided by Regulation S.

Item 9.01(c)

Exhibit 99(a) Subscription Agreement between the Registrant and Lombard Odier Darier Hentsch & Cie dated August 25, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NEW GENERATION HOLDINGS, INC.

Dated: August 26, 2005                         By: /s/ Jacques Mot
                                                   -------------------------
                                                   Jacques Mot
                                                   President